                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X]   Preliminary Proxy Statement      [  ]  Confidential, for Use of the Commission
[ ]   Definitive Proxy Statement       only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             FragranceNet.com, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing party:

    4)  Date Filed:

                             FragranceNet.com, Inc.

                    Notice of Annual Meeting of Stockholders
                          to be held November 16, 1999

                              --------------------

                                             New York, New York
                                             October 19, 1999
To the Holders of Common Stock
and Series A Preferred Stock
of FragranceNet.com, Inc.:

          The Annual Meeting of Stockholders of FragranceNet.com, Inc. (the "Company") will be held at 520 Madison Avenue, 40th Floor, New York, New York 10022 on November 16, 1999 at 9:30 A.M. local time for the following purposes, as more fully described in the accompanying Proxy Statement:

          1.  To elect four members of the Board of Directors of the Company.

          2. To consider and take action upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock, par value $.01 per share, of the Company from 6,666,666 to 50,000,000.

          3. To consider and take action upon a proposal to approve the FragranceNet.com, Inc. 1999 Long Term Incentive Plan.

          4. To consider and take action upon a proposal to ratify the Board of Directors' selection of KPMG LLP to serve as the Company's independent accountants for the Company's fiscal year ending March 31, 2000.

          5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

          The close of business on October 12, 1999 has been fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting. A list of the stockholders entitled to vote at the Meeting may be examined at 520 Madison Avenue, 40th Floor, New York, New York 10022, during the ten-day period preceding the Meeting.

                             By Order of the Board of Directors,

                             Dennis M. Apfel
                             Secretary

          You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                             FragranceNet.com, Inc.
                              --------------------
                                PROXY STATEMENT
                              --------------------
          This Proxy Statement, which will be mailed commencing on or about October 19, 1999 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of FragranceNet.com, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on November 16, 1999, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive offices are located at 2070 Deer Park Avenue, Deer Park, New York 11729.

          At the close of business on October 12, 1999, the record date stated in the accompanying Notice, the Company had issued and outstanding 6,573,190 shares of common stock, $.01 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting, and 1,029,514 shares of Series A Preferred Stock ("Preferred Stock"), each of which is entitled to ten votes with respect to each matter to be voted on at the Meeting.

          A majority of the combined number of issued and outstanding shares of Common Stock and Preferred Stock present in person or by proxy will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum.

          Directors are elected by plurality vote. Adoption of Proposal 2 will require the affirmative vote of a majority of the outstanding shares of Common Stock. Adoption of proposals 3 and 4 will require the affirmative vote of a majority of the votes present and entitled to be cast at the Meeting by the holders of the outstanding shares of Common Stock and Preferred Stock, voting as a single class. Shares held by stockholders who abstain from voting on a matter will be treated as "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to Proposal 3 or 4, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock or Preferred Stock represented at the Meeting in person or by proxy by a broker or nominee where (i) such broker or nominee has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) such broker or nominee does not have discretionary voting power on such matter.

          On July 28, 1999, the Company, then known as National Capital Management Corporation ("NCMC"), entered into an Agreement and Plan of Merger (the "Merger

Agreement") by and among the Company, FAC, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), TeleScents, Inc., a New York corporation ("TeleScents"), and Dennis M. Apfel, Jason S. Apfel and Growth Capital Partners, L.L.C., a Delaware limited liability company ("GCP"), the holders of all of the outstanding capital stock of TeleScents (the "TeleScents Shareholders"). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into TeleScents (the "Merger") in accordance with the provisions of the Delaware General Corporation Law and the New York Business Corporation Law effective as of July 28, 1999, whereupon the separate corporate existence of Merger Sub ceased and TeleScents continued as the surviving corporation (the "Surviving Corporation"). Pursuant to the Merger Agreement, the Company issued to the Telescents Shareholders an aggregate of 4,900,000 shares of Common Stock and an aggregate of 1,029,514 shares of Preferred Stock. Accordingly, the TeleScents Shareholders, in the aggregate, hold approximately 89.55% of the total voting power of the Company's voting stock. The Preferred Stock is convertible into Common Stock on a 1-for-10 basis at such time as the Certificate of Incorporation of the Company is amended to increase the authorized shares of Common Stock to a number of shares of Common Stock sufficient to effect the conversion. Such conversion will take place immediately following the Meeting, assuming that Proposal 2 set forth in the Notice of Meeting is approved by the stockholders of the Company.

          As of July 28, 1999, John C. Shaw, David Faulkner and Herbert J. Jaffe resigned as Directors of the Company, and Jason S. Apfel, Dennis M. Apfel and Philip D. Gunn, who is a principal of GCP, were appointed to fill the vacancies created by the resignations. James J. Pinto continues to serve on the Board of Directors of the Company. In connection with the Merger, the Company changed its name from National Capital Management Corporation to FragranceNet.com, Inc. and changed its ticker symbol to "FRGN". As of July 28, 1999, Jason S. Apfel, the President of TeleScents, was appointed as the President and Chief Executive Officer of the Company and Dennis M. Apfel, the Chief Financial Officer of TeleScents, was appointed as the Chief Financial Officer and Secretary of the Company.

          In connection with and as a condition to the consummation of the transactions contemplated by the Merger Agreement, the Company and the Telescents Shareholders entered into an Agreement Regarding Certain Closing and Post-Closing Matters dated as of July 28, 1999 (the "Post-Closing Agreement"). Pursuant to the Post-Closing Agreement, Jason S. Apfel, Dennis M. Apfel, Philip
D. Gunn, and James J. Pinto agreed to serve on the Board of Directors of the Company for a one (1) year term subject to the terms and conditions of the Company's Bylaws and Certificate of Incorporation. Pursuant to the Post-Closing Agreement, the Company and the Telescents Shareholders have agreed to support the nominations of each of such persons and to use their best efforts to ensure that such persons are elected by the stockholders of the Company.

          In connection with the Merger Agreement, the Telescents Shareholders have entered into a Shareholders Agreement dated as of July 28, 1999 (the "Shareholders Agreement"). Pursuant to the Shareholders Agreement, during the period commencing July 28, 1999 and continuing until the first to occur of (a) July 31, 2002 or (b) the date on which GCP beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shares of Common Stock and/or Preferred Stock of the Company representing less than ten percent (10%) of the aggregate voting power of the outstanding capital stock of the Company, the Telescents Shareholders have agreed that each of them shall use his or its best efforts to cause the Board of Directors of the Company to nominate such of Philip D. Gunn or Theodore V. Buerger, who is also a principal of GCP, as shall be designated by GCP (the "GCP Director") for election as a director of the Company, and shall vote all shares of Common Stock and Preferred Stock beneficially owned by such Telescents Shareholders for election of the GCP Director as a director of the Company, at each annual meeting of the Company's stockholders.

Security Ownership of Certain Beneficial Owners

          The stockholders (including any "group," as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Board of Directors of the Company beneficially owned more than five percent of the Common Stock as of July 31, 1999, and their respective shareholdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.

                                                    Shares of Common Stock             Percent
Name and Address                                      Owned Beneficially             of Class(1)
----------------                                      ------------------             -----------
Jason S. Apfel                                                    4,559, 390 (2)               27.0%
2070 Deer Park Avenue
Deer Park, New York 11729
Dennis M. Apfel                                                    6,076,360 (3)               36.0%
2070 Deer Park Avenue
Deer Park, New York 11729
Growth Capital Partners, L.L.C.                                    4,559,390 (4)               27.0%
c/o Growth Capital Partners, Inc.
520 Madison Avenue
New York, New York 10022

_____________
(1) Amounts and percentages include, as noted below, shares of Common Stock which may be acquired upon exercise of outstanding warrants or options which are exercisable within 60 days of July 31, 1999 and shares of Preferred Stock which are convertible into shares of Common Stock on a 1-for-10 basis.
(2) Includes 308,939 shares of Preferred Stock which are convertible into 3,089,390 shares of Common Stock.
(3) Includes 411,636 shares of Preferred Stock which are convertible into 4,116,360 shares of Common Stock.
(4) Includes 308,939 shares of Preferred Stock which are convertible into 3,089,390 shares of Common Stock.

Security Ownership of Directors and Executive Officers

          The following table sets forth, as of July 31, 1999, the number of shares of Common Stock of the Company beneficially owned by each of the Company's directors and nominees for directors, each of the Company's five most highly compensated executive officers, and all directors and executive officers as a group, based upon information provided by such persons to the Company.

                                                    Shares of Common Stock             Percent
Name                                                Owned Beneficially(1)            Of Class(1)
----                                                ----------------------           -----------
Jason S. Apfel (2)...........................                         4,559,390               27.0%
  President, Chief Executive Officer and
   Director
Dennis M. Apfel (3)..........................                         6,076,360               36.0%
  Chief Financial Officer, Vice Chairman and
   Director
Philip D. Gunn (4)...........................                         4,559,390               27.0%
  Chairman and Director
James J. Pinto (5)...........................                           331,748                2.0%
  Director
John C. Shaw.................................                           125,891                1.0%
  Former Chief Executive Officer (6)
All directors and executive officers as a                            15,652,779               92.8%
 group (Four persons) (2), (3), (4), (5) (6).

_____________
(1) Includes, as noted below, shares of Common Stock which may be acquired upon exercise of outstanding warrants or options which are exercisable within 60 days of July 31, 1999 and shares of Preferred Stock which are convertible into shares of Common Stock on a 1-for-10 basis.
(2) Includes 308,939 shares of Preferred Stock which are convertible into 3,089,390 shares of Common Stock.
(3) Includes 411,636 shares of Preferred Stock which are convertible into 4,116,360 shares of Common Stock.
(4) Includes 308,939 shares of Preferred Stock which are convertible into 3,089,390 shares of Common Stock.
(5) Includes 5,000 shares of Common Stock which may be acquired upon exercise of outstanding warrants or options which are exercisable within 60 days of July 31, 1999.
(6)  Mr. Shaw was Chief Executive Officer of the Company until July 28, 1999.

                          I.    ELECTION OF DIRECTORS

          Four directors of the Company are to be elected at the Meeting, each to serve until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

          It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock and Preferred Stock represented thereby in favor of the four nominees listed below, unless otherwise instructed in such Proxy. Each such nominee is presently serving as a director. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock and Preferred Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve.

          Certain information concerning the nominees for election as directors of the Company is set forth below. Information concerning ownership of Common Stock by such nominees and other directors is set forth above under the caption "Security Ownership of Directors and Executive Officers". All of such information was furnished by them to the Company.

Nominees for Election

          Jason S. Apfel, age 26. Mr. Apfel has been President and Chief Executive Officer of the Company since July 28, 1999. He has been President of Telescents since April 1998. Mr. Apfel was Vice President of Telescents from April 1997 to April 1998 and from 1995 to April 1997 was Vice President of a predecessor company of Telescents which sold fragrances through a toll-free telephone number.

          Dennis M. Apfel, age 53. Mr. Apfel has been Chief Financial Officer and Vice Chairman of the Company since July 28, 1999. He was President and Chief Executive Officer of Telescents from April 1997 to April 1998 and Chairman and Chief Executive Officer of Telescents from April 1998 to July 28, 1999. Mr. Apfel is a partner in the law firm of Miller & Apfel in Deer Park, New York and has been a practicing attorney since 1972.

          Philip D. Gunn, age 47. Mr. Gunn is a co-founder and Managing Director of Growth Capital Partners, a private equity investor group. Since 1982, through Growth Capital Partners and Phillip D. Gunn & Co., Mr. Gunn has assisted numerous companies in the formation and execution of their corporate financial strategies, particularly in the areas of acquisition, divestiture and capital raising. From 1980 to 1982, Mr. Gunn was a Vice President in the Manufacturers Hanover Merchant Banking Group. Mr. Gunn also serves on the Board of Directors of Executone Information Systems, Inc, which provides data communication and information systems.

          James J. Pinto, age 48. Mr. Pinto has been a Director of the Company since 1988. He was Chairman of the Board of the Company from 1988 to July 28, 1999. Mr. Pinto also serves on the Board of Directors of Bristol Hotels & Resorts, which provides traveler accommodations, Anderson Group, Inc., a consumer products company, and Empire of Carolina, a toy company.

          During the fiscal year ended December 31, 1998, the Board of Directors of the Company met three times. All of the directors attended at least 75% of the meetings of the Board of Directors held during the period in which they served as directors. The Board of Directors does not have any committees.

          The directors and officers of the Company, other than Philip D. Gunn and James J. Pinto, are active in its business on a day-to-day basis. Dennis M. Apfel and Jason S. Apfel are father and son. No other family relationships exist between any of the directors and officers of the Company.

          The Company's Certificate of Incorporation contains a provision, authorized by Delaware law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law, or obtained an improper personal benefit.

Executive Compensation

          The following table sets forth information for the fiscal years ended December 31, 1998, 1997 and 1996 concerning the compensation of the Chief Executive Officer of the Company, and the four other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                     Annual Compensation
                                        Fiscal    ---------------------------      Long Term
Name and Principal Position              Year        Salary         Bonus        Compensation
---------------------------              ----     ------------  -------------    ------------
John C. Shaw (1).....................       1998      $ 90,000              -                  -
  Chief Executive Officer                   1997       100,000              -                  -
                                            1996       125,000              -                  -
James J. Pinto  (2)..................       1998        90,000              -                  -
  Chairman                                  1997        98,000              -                  -
                                            1996       125,000              -                  -

_____________
(1)  Mr. Shaw served as Chief Executive Officer of the Company until July 28,
     1999.
(2)  Mr. Pinto served as Chairman of the Company until July 28, 1999.

          None of the executive officers named in the Summary Compensation Table were granted stock options for Common Stock during the fiscal year ended December 31, 1998, exercised any stock options during the fiscal year ended December 31, 1998 or held any stock options at the end of the fiscal year ended December 31, 1998.

Employment Agreements with Executive Officers

          The Company has entered into an Employment Agreement with Jason S. Apfel. The term of the Employment Agreement commenced July 28, 1999 and continues until terminated by Mr. Apfel or the Company upon 30 days' advance notice. The Employment Agreement provides for an initial salary of $110,000 per annum, an annual incentive bonus based on increases in sales over targeted sales and an annual salary increase equal to the amount of the incentive bonus for the prior year. The Employment Agreement provides that in the event that the employment of Mr. Apfel is terminated by the Company without cause, the Company will continue to pay his base salary for six months after termination and will pay his incentive bonus for the year of termination. Under the Employment Agreement, Mr. Apfel is prohibited from engaging in any business in competition with the Company during the period of his employment with the Company and for one year thereafter.

          The Company has entered an Employment Agreement with Dennis M. Apfel. The term of the Employment Agreement commenced July 28, 1999 and continues until terminated by Mr. Apfel or the Company upon 30 days' advance notice. The Employment Agreement provides for an initial salary of $55,000 per annum, an annual incentive bonus based on increases in sales over targeted sales and an annual salary increase equal to the amount of the incentive bonus for the prior year. The Employment Agreement provides that in the event that the employment of Mr. Apfel is terminated by the Company without cause, the Company will continue to pay his base salary for six months after termination and will pay his incentive bonus for the year of termination. Under the Employment Agreement, Mr. Apfel is prohibited from engaging in any business in competition with the Company during the period of his employment with the Company and for one year thereafter.

Compensation of Directors

          The Company pays its directors who are not employees or consultants of the Company a fee of $500 for each directors' meeting attended.

          The Company has entered into a Consulting Agreement with an affiliate of Philip D. Gunn. The term of the Consulting Agreement commenced on July 28, 1999 and expires on July 31, 2002. The Consulting Agreement provides for a consulting fee of $2,300 per month, an annual incentive bonus based on the performance of the Company and an annual consulting fee increase equal to the amount of the incentive bonus for the prior year. In the event that the Consulting Agreement is terminated by the Company without cause, the Company will continue to pay the consulting fee until July 31, 2002.

          In July 1999, the Company granted options to purchase 20,000 shares of Common Stock to James J. Pinto in consideration of services to be provided as a director of the Company following the merger.

Compensation Committee
Interlocks and Insider Participation

   During the fiscal year ended December 31, 1998, the Board of Directors did not have a compensation committee. Compensation decisions were made by the Board of Directors, including John C. Shaw and James J. Pinto, who served as Chief Executive Officer and Chairman, respectively, during the year, abstaining from any decisions affecting their compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

          Under Section 16(a) of the Securities Exchange Act of 1934, directors and officers of the Company, and persons who own more than ten percent of the Common Stock, are required to file reports concerning their beneficial ownership of securities of the Company with the Securities and Exchange Commission. Directors, officers and greater than ten percent stockholders are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.

          To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and confirmations that no other reports were required during the fiscal year ended December 31, 1998, its directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions

          On June 29, 1999 the Company sold the stock of its wholly-owned subsidiary, National Capital Benefits Corporation, a Delaware corporation ("NCBC"), to Resource Holdings Associates, a Delaware limited partnership. NCBC had been engaged in the business of purchasing life insurance policies which insure the lives of individuals diagnosed with AIDS. In December 1996, the Company made a determination to discontinue the business of NCBC and since such date engaged in a wind-down of the business. Although the Company received nominal cash consideration through this transaction, the Company was released from certain support and guarantee agreements entered into by the Company with Bank One N.A. and Bank One Capital Partners V, Ltd. relating to and for the benefit of NCBC. Resource Holdings Associates is owned in part by John C. Shaw, the former Chief Executive Officer of the Company.

          In connection with the Merger, the Company granted to each of the former directors of the Company, Herbert J. Jaffe, David Faulkner, John C. Shaw, and a current director of the Company, James J. Pinto, warrants to purchase 10,000 shares of Common Stock at an exercise price of $.40 per share. In addition, the Company paid a transaction fee of $45,000 to PFG Corp., an affiliate of Mr. Pinto, and granted to Mr. Pinto warrants to purchase 30,000 shares of Common Stock at an exercise price of $.40 per share. Furthermore, the Company paid a transaction fee of $15,000 to Resource Holdings Associates, an affiliate of Mr. Shaw, and granted to Resource Holdings Associates warrants to purchase 30,000 shares of Common Stock at an exercise price of $.40 per share.

            II. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK


          On July 28, 1999, the Board of Directors approved an amendment to Article Four of the Certificate of Incorporation of the Company to increase the authorized Common Stock from 6,666,666 shares to 50,000,000 shares. The increase in the number of shares is necessary to affect the conversion of the Preferred Stock into Common Stock. In addition, the Board of Directors of the Company believes that the proposed increase in the number of authorized shares of Common Stock will be advantageous to the Company and its stockholders by making available such Common Stock for various corporate purposes including raising additional capital through the sale of Common Stock, for issuance under the FragranceNet.com, Inc. 1999 Long Term Incentive Plan, and for acquisitions of companies or their businesses or assets through the issuance of Common Stock.

          The Company has no present plans, agreements or understandings for the issuance of any shares of Common Stock (other than as described above). There will be no change in voting rights, dividend rights, liquidation rights, preemptive rights, or any other stockholder rights as a result of the proposed amendment. If the proposed amendment is adopted, the additional shares of Common Stock to be authorized would thereafter be subject to issuance from time to time by the Board of Directors without stockholder approval and without any preemptive purchase rights by the stockholders subject to the requirements of any national securities exchange on which the Common Stock may then be traded and the Delaware General Corporation Law. The issuance of such authorized shares of Common Stock may have a dilutive effect on earnings per share and a dilutive effect on the equity interests of the Company's then existing stockholders.


          The overall effect of an issuance of additional shares of Common Stock and the existence of certain provisions contained in the Company's Certificate of Incorporation and By-laws may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and/or the removal of the Company's incumbent Board of Directors and management. However, the Board of Directors does not view the increase in Common Stock as an anti-takeover measure.

          If approved by the stockholders, the amendment will become effective upon filing with the Secretary of the State of the State of Delaware. If the proposed amendment to the Certificate of Incorporation is adopted, Article Fourth will be amended as set forth in Exhibit A hereto.

          The Board of Directors recommends that the stockholders vote FOR the adoption of such amendment. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in favor of adoption unless otherwise instructed therein.

                 III.   APPROVAL OF THE FRAGRANCENET.COM, INC.
                         1999 LONG TERM INCENTIVE PLAN

          The Board of Directors of the Company believes that attracting and retaining highly qualified key employees and directors is essential to the Company's growth and success. The Board of Directors also believes that important advantages to the Company are gained by a comprehensive compensation program which includes different types of incentives for motivating such individuals and rewards for outstanding service. In this regard, it is anticipated that stock options and other stock-related awards have been and will continue to be an important element of the Company's compensation program because such awards enable employees and directors to acquire or increase their proprietary interest in the Company, thereby promoting a close identity of interests between such individuals and the Company's stockholders. Such awards also provide to employees and directors an increased incentive to expend their maximum efforts for the success of the Company's business. The Board of Directors believes that it is in the interests of the Company and its stockholders that the Company have the ability to grant stock options and other stock-based awards.

          Accordingly, on September 10, 1999, the Board of Directors adopted, subject to stockholder approval at the Meeting, the FragranceNet.com, Inc. 1999 Long Term Incentive Plan (the "Incentive Plan"). In authorizing grants of stock options and restricted stock, the Incentive Plan is intended to give the Company flexibility to respond to rapidly changing business, economic and regulatory requirements and conditions. In addition, such flexibility will enhance the ability of the Company to closely link compensation to performance. The Incentive Plan will not become effective unless approved by the affirmative vote of a majority of the votes present and entitled to be cast at the Meeting by the holders of the outstanding shares of Common Stock and Preferred Stock, voting as a single class. The text of the Incentive Plan is set forth in Exhibit B hereto.

          The following discussion of the material features of the Incentive Plan is qualified by reference to the text of the Incentive Plan set forth in Exhibit B hereto.

          Shares Subject to the Plan. Under the Incentive Plan, 1,500,000 shares of Common Stock will be available for issuance of awards. Shares distributed under the Incentive Plan may be either newly issued shares or treasury shares. If any shares subject to an Incentive Plan award are forfeited or an award otherwise terminates without a distribution of shares, the shares subject to such award will again be available for awards under the Incentive Plan. The number of shares of Common Stock subject to all awards granted to any individual under the Incentive Plan in any one-year period shall not exceed 250,000 shares, subject to the adjustments described in the next paragraph.

          The Incentive Plan provides that, in the event of changes in the corporate structure of the Company affecting the Common Stock, the Stock Option Committee of the Board of Directors or, in the absence of such committee, the Board of Directors (herein referred to as the "Committee"), may adjust (i) the number and kind of shares which may be issued in connection with awards, (ii) the number and kind of shares issued or issuable in respect of outstanding awards, and (iii) the exercise price, grant price, or purchase price relating to any award. The Committee may also adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations or accounting principles. The Incentive Plan provides that, in connection with any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Incentive Plan will become exercisable in full on and after
(i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

          Eligibility. Any employee, including any officer or employee-director, of the Company and its subsidiaries or affiliated companies is eligible to receive awards under the Incentive Plan. Directors of the Company who are not employees are eligible for grants of stock options under the Incentive Plan.

          Administration. The Incentive Plan will be administered by the Committee. Subject to the terms and conditions of the Incentive Plan, the Committee is authorized to designate participants who are employees, directors or consultants of the Company and its subsidiaries and affiliated companies, determine the type and number of awards to be granted, set terms and conditions of such awards, prescribe forms of award agreements, interpret the Incentive Plan, specify rules and regulations relating to the Incentive Plan, and make all other determinations which may be necessary or advisable for the administration of the Incentive Plan.

          Stock Options. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The exercise price per share of Common Stock subject to an option is determined by the Committee, provided that the exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of each such option, the times at which each such option shall be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally will be fixed by the Committee, except no ISO will have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, or in stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, such as through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time.

          Restricted Stock. The Incentive Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment prior to the end of a restriction period established by the Committee. Such an award would entitle the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

          Other Terms of Awards. The flexible terms of the Incentive Plan will permit the Committee to impose performance conditions with respect to any award. Such conditions may require that an award be forfeited, in whole or in part, if performance objectives are not met, or require that the time of exercisability or settlement of an award be linked to achievement of performance conditions.

          Awards may be settled in stock, other awards or other property, in the discretion of the Committee. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired Common Stock or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Incentive Plan may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution to a guardian or legal representative designated to exercise such person's rights and receive distributions under the Incentive Plan upon such person's death, or otherwise if permitted under Rule 16b-3 and by the Committee.

          The Board of Directors may amend, modify or terminate the Incentive Plan at any time provided that (i) the number of shares of Common Stock available under the Incentive Plan may not be increased without stockholder approval (subject to certain provisions relating to adjustment as discussed above) and (ii) no amendment or termination of the Incentive Plan may, without a participant's consent, adversely affect any rights already accrued under the Incentive Plan by the participant. In addition, no amendment or modification shall, unless previously approved by the stockholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Internal Revenue Code of 1986, as amended (the "Code"), or rules of any stock exchange on which the Common Stock is listed) (i) in any manner affect the eligibility requirements of the Incentive Plan, (ii) increase the number of shares of Common Stock subject to any option, (iii) extend the period during which awards may be granted under the Incentive Plan, or (iv) materially increase the benefits to participants under the Incentive Plan.

          No awards may be granted under the Incentive Plan after December 31, 2008. Unless earlier terminated by the Board of Directors, the Incentive Plan will terminate when no shares remain available for issuance and the Company has no further obligation with respect to any outstanding award.

          Federal Income Tax Implications of the Plan. The following description summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the Incentive Plan. The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Common Stock acquired on the date of exercise. The Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

          A participant's disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

          With respect to awards involving stock that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares.

          Section 162(m) of the Code limits deductibility of certain compensation for each of the Chief Executive Officer of the Company and the additional four executive officers who are highest paid and employed at year end to $1 million per year. The Company anticipates that action will be taken with respect to awards under the Incentive Plan to ensure deductibility.

          The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock to be distributed will be withheld (or previously acquired stock surrendered by the participant) to satisfy withholding and other tax obligations.

          The foregoing summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the Incentive Plan. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute or within six months of an exempt grant of a derivative security under the Incentive Plan. This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

          No stock options or other awards have been granted or committed to under the Incentive Plan. The number of stock options or other awards that may be granted to any executive officer of the Company or other employee or participant pursuant to the Incentive Plan is not currently determinable and is in the discretion of the Committee. No stock options or other long-term awards have been granted to the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company. On August 31, 1999, the closing price of the Common Stock on the Over-the-Counter Bulletin Board was $2.50 per share.

          The Board of Directors recommends that the Company's stockholders vote FOR approval of the Incentive Plan. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such approval unless otherwise instructed in such Proxy.

                         IV.  RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

          The Board of Directors of the Company has selected KPMG LLP ("KPMG") to serve as independent accountants for the Company for the fiscal year ending March 31, 2000. The Board of Directors considers KPMG to be eminently qualified.

          Although it is not required to do so, the Board of Directors is submitting its selection of KPMG for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

          The Board of Directors recommends that stockholders vote FOR ratification of the selection of KPMG to examine the financial statements of the Company for the Company's fiscal year ending March 31, 2000. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

          A representative of KPMG will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

                               V.   OTHER MATTERS

          The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

Miscellaneous

          If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted FOR the nominees proposed by the Board of Directors in the election of directors, FOR the amendment to the Certificate of Incorporation to increase the authorized Common Stock, FOR approval of the FragranceNet.com, Inc. 1999 Long Term Incentive Plan and FOR the ratification of the Board of Directors' selection of independent accountants for the Company. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

          All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company and its subsidiaries personally, by mail or by telephone, telecopier or telegram, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

          It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

Stockholder Proposals

          Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders of the Company must be received by the Company by August 20, 2000 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting.

Annual Report on Form 10-K

  Copies of the Company's Annual Report on Form 10-KSB, including the financial statements for the fiscal year ended December 31, 1998, which has been filed with the Securities and Exchange Commission, will be sent without charge to stockholders to whom this Proxy Statement is mailed upon written request to the Chief Financial Officer, FragranceNet.com, Inc., 2070 Deer Park Avenue, Deer Park, New York 11729.


Deer Park, New York                                   Dennis M. Apfel, Secretary
October 19, 1999

                                                                       EXHIBIT A

                      AMENDEMENT TO ARTICLE FOURTH OF THE
                          CERTIFICATE OF INCORPORATION

          "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is fifty million (50,000,000) shares all of which shall be Common Stock with a par value of $.01 per share.

                                                                       EXHIBIT B

                             FRAGRANCENET.COM, INC.
                         1999 LONG TERM INCENTIVE PLAN


          SECTION 1. Purpose. The purposes of this FragranceNet.com, Inc. 1999 Long Term Incentive Plan (the "Plan") are to encourage selected employees, officers, directors and consultants of, and other individuals providing services to, FragranceNet.com, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

          SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          "Award" shall mean any Option or Restricted Security granted under the Plan.

          "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

          "Board" shall mean the Board of Directors of the Company.

          "Cause", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company which agreement includes a definition of "cause," "cause" as defined in such agreement or, if such agreement contains no such definition, a material breach by the Participant of such agreement, or (ii) with respect to any other Participant, the failure to perform adequately in carrying out such Participant's employment responsibilities, including any directives from the Board, or engaging in such behavior in his personal or business life as to lead the Committee in its reasonable judgment to determine that it is in the best interests of the Company to terminate his employment.

          "Common Stock" shall mean the common stock of the Company, $.01 par value.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

          "Committee" shall mean the Stock Option Committee or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two directors or, in the absence of any such committee, the Board.

          "Common Shares" shall mean any or all, as applicable, of the Common Stock and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Committee.

          "Employee" shall mean any employee of the Company or of any Affiliate.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean with respect to the Common Shares, the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the high bid and low asked prices, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the Fair Market Value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

          "Good Reason", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company, "good reason" as defined in such written agreement or, if such agreement contains no such definition, a material breach by the Company of such agreement, or (ii) with respect to any other Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

          "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option. Any stock option granted by the Committee which is not designated an Incentive Stock Option shall be deemed a Non-Qualified Stock Option.

          "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          "Participant" shall mean any individual granted an Award under the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

          "Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

          "Restricted Securities" shall mean any Common Shares granted under
Section 6(b) of the Plan, any right granted under Section 6(b) of the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

          "Rule 16a-1" and "Rule 16b-3" shall mean, respectively, Rule 16a-1 and Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          SECTION 3. Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or other individual under the Plan; (iii) determine the number of Common Shares to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent and under what circumstances Common Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee. Notwithstanding the foregoing, the maximum number of Awards which may be granted to any one Participant under this Plan in any one-year period shall not exceed 250,000 Common Shares, subject to the adjustments provided in Section 4(b) hereof and no Awards under this Plan shall be granted after December 31, 2008.

          SECTION 4.  Common Shares Available for Awards.

          (a) Common Shares Available.  Subject to adjustment as provided in
Section 4(b):

               (i) Calculation of Number of Common Shares Available. The number of Common Shares available for granting Awards under the Plan shall be 1,500,000, any or all of which may be or may be based on Common Stock, any other security which becomes the subject of Awards, or any combination thereof. If, after the effective date of the Plan, any Common Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Common Shares, then the Common Shares covered by such Award or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

               (ii) Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

          (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

          At the discretion of the Committee, an Award may provide that in connection with any merger or consolidation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding Options under the Award shall become exercisable in full, notwithstanding any other provision of the Plan, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or
(ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding Options which are Incentive Stock Options to the extent permitted by
Section 422(d) of the Code and such outstanding Options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as Non-Qualified Stock Options and shall be immediately exercisable as such as provided in the foregoing sentence.

          SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, and any consultant of, or other individual providing services to, the Company or any Affiliate shall be eligible to be designated a Participant. A non-employee director shall be eligible to receive Non-Qualified Stock Options under the Plan.

          SECTION 6.  Awards.

          (a) Options. The Committee is hereby authorized to grant to eligible individuals options to purchase Common Shares (each, an "Option") which shall contain the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

               (i) Exercise Price. The purchase price per Common Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant of such Option, or such higher price as required under Subsection 6(a)(iv) or (v) hereof.

               (ii) Time and Method of Exercise.  Subject to the terms of
          Section 6(a)(iii), the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, outstanding Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

               (iii) Exercisability Upon Death, Retirement and Termination of Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the Option period specified in the applicable Award Agreement:

               (A) Upon the death of a Participant while employed or within 3 months of retirement or disability as defined in paragraph (B) below, the Person or Persons to whom such Participant's rights with respect to any Option held by such Participant are transferred by will or the laws of descent and distribution may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) nine months after such Participant's death, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise such Option immediately prior to such Participant's death, and any Options not so exercisable will lapse on the date of such Participant's death;

               (B) Upon termination of a Participant's employment with the Company (x) as a result of retirement pursuant to a retirement plan of the Company or an Affiliate or disability (as determined by the Committee) of such Participant, (y) by the Company other than for Cause, or (z) by the Participant with Good Reason, such Participant may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) three months after the date of such termination, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise any Options immediately prior to such termination, and any Options not so exercisable will lapse on such date of termination;

               (C) Upon termination of a Participant's employment with the Company under any circumstances not described in paragraphs (A) or (B) above, such Participant's Options shall be canceled to the extent not theretofore exercised;

               (D) Upon expiration of the respective periods set forth in each of paragraphs (A) through (C) above, the Options of a Participant who has died or whose employment has been terminated shall be canceled to the extent not theretofore canceled or exercised; and

               (E) For purposes of paragraphs (A) through (C) above, the period of service of an individual as a director or consultant of the Company or an Affiliate shall be deemed the period of employment.

               (iv) Incentive Stock Options. The following provisions shall apply only to Incentive Stock Options granted under the Plan:

               (A) No Incentive Stock Option shall be granted to any eligible Employee who, at the time such Option is granted, owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, except that such an Option may be granted to such an Employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Shares (determined in accordance with Section 2) subject to the Option, and the Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted; and

               (B) To the extent that the aggregate Fair Market Value of the Common Shares with respect to which Incentive Stock Options (without regard to this subsection) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. This subsection shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subsection, then such Options shall be apportioned between Incentive Stock Option and

          Non-Qualified Stock Option treatment in such manner as the Committee shall determine. For purposes of this subsection, the Fair Market Value of any Common Shares shall be determined, in accordance with
          Section 2, as of the date the Option with respect to such Common Shares is granted.

               (v) Other Terms and Conditions of Options. Notwithstanding any provision contained in the Plan to the contrary, during any period when any member of the Committee shall not be a "nonemployee director" as defined in Rule 16b-3, then, the terms and conditions of Options granted under the Plan to any director or officer, as defined in Rule 16a-1, of the Company during such period, unless other terms and conditions are approved in advance by the Board, shall be as follows:

               (A) The price at which each Common Share subject to an option may be purchased shall, subject to any adjustments which may be made pursuant to Section 4, in no event be less than the Fair Market Value of a Common Share on the date of grant, and provided further that in the event the option is intended to be an Incentive Stock Option and the optionee owns on the date of grant securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, the price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Common Share on the date of grant; and

               (B) The Option may be exercised to purchase Common Shares covered by the Option not sooner than six (6) months following the date of grant. The Option shall terminate and no Common Shares may be purchased thereunder more than ten (10) years after the date of grant, provided that if the Option is intended to be an Incentive Stock Option and the Optionee owns on the date of grant securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, the Option shall terminate and no Common Shares may be purchased thereunder more than five (5) years after the date of grant.

          (b)  Restricted Securities.

               (i) Issuance. The Committee is hereby authorized to grant to eligible Employees "Restricted Securities" which shall consist of the right to receive, by purchase or otherwise, Common Shares which are subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

               (ii) Registration. Restricted Securities granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificates or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Securities.

               (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released

          Securities by the date of termination of employment shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities.
          Unrestricted Common Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

          (c)  General.

               (i)  Limits on Transfer of Awards.

               (A) No Award (other than Released Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

               (B) Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime only by the Participant or if permissible under applicable law, by the Participant's guardian or legal representative.

               (ii) Terms of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

               (iii) Rule 16b-3 Six-Month Limitations. To the extent required in order to maintain the exemption provided under Rule 16b-3 only, any equity security offered pursuant to the Plan must be held for at least six months after the date of grant, and with respect to any derivative security issued pursuant to the Plan, at least six months must elapse from the date of acquisition of such derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16a-1 and Rule 16b-3.

               (iv) Common Share Certificates. All certificates for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               (v) Delivery of Common Shares or Other Securities and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the

          Committee, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

          SECTION 7. Amendments. Except to the extent prohibited by applicable law:

          (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

               (i) increase the total number of Common Shares available for Awards under the Plan, except as provided in Section 4(b) hereof; or

               (ii) otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement which is or would be a prerequisite for exemptive relief from Section 16(b) of the Exchange Act.

          (b) Amendments to Awards. The Committee may amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

          SECTION 8.  General Provisions.

          (a) No Right to Awards. No Employee or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

          (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

          (c) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

          (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an

Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (e) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

          (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (h) No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 9. Adoption, Approval and Effective Date of the Plan. The Plan was adopted by the Board on September 10, 1999 subject to stockholder approval. The Plan shall be void if the stockholders of the Company shall not have approved the adoption of the Plan within twelve (12) months after September 10, 1999, by a majority of votes cast thereon at a meeting of stockholders duly called and held for such purpose.

           PROXY - ANNUAL MEETING OF STOCKHOLDERS  NOVEMBER 16, 1999

                                  COMMON STOCK

          The undersigned, a stockholder of FragranceNet.com, Inc., does hereby appoint Jason S. Apfel and Dennis M. Apfel, or either of them, each with full power of substitution, the undersigned's proxies, to appear and vote at the Annual Meeting of Stockholders to be held on November 16, 1999, at 9:30 A.M., local time, or at any adjournments thereof, upon such matters as may come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

          The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side on each of the following matters and in accordance with their judgment on other matters which may properly come before the Meeting.

                (Continued and to be Completed on Reverse Side)

A [X] Please mark your votes as in this example.
1.  Election of Directors.

         FOR all nominees listed below [_]               WITHHOLD AUTHORITY [_]
         (except as marked to the contrary below)        to vote for all nominees listed below

         Nominees:  Jason S. Apfel, Dennis M. Apfel, Philip D. Gunn and James J.
         Pinto

                   (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                  INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN
                                  THE SPACE PROVIDED BELOW.)

2.       Amendment to Certificate of Incorporation to increase authorized shares of Common Stock.
      FOR [_]                     AGAINST [_]                                             ABSTAIN [_]
3.       Approval of the FragranceNet.com, Inc. 1999 Long Term Incentive Plan.
      FOR [_]                     AGAINST [_]                                             ABSTAIN [_]
4.       Ratification of appointment of KPMG LLP as independent accountants for the fiscal year ending March 31, 2000.
      FOR [_]                     AGAINST [_]                                             ABSTAIN [_]

The Board of Directors
 favors a vote "FOR" each
 item.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION
IS INDICATED AS TO ANY OF ITEMS 1, 2, 3 OR 4 THEY WILL BE VOTED "FOR" THE
ITEM(S) AS TO WHICH NO DIRECTION IS INDICATED.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

Stockholder(s) Sign Here        (L.S.)                  (L.S.)            Dated         , 1999

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) above exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the names of joint tenants or trustees, each joint tenant or trustee should sign.